Other Expense (Income), Net	12 Months Ended
Dec. 31, 2017
Component of Operating Income [Abstract]
OTHER EXPENSE (INCOME), NET
NOTE 18. OTHER EXPENSE (INCOME), NET
The components of Other (income) expense, net for the for the years ended December 31, 2017, 2016 and 2015 are as follows (in thousands):

	2017	2016	2015
Foreign currency (gain) loss, net	$(2,801)	$2,991	(23,058)
Equity loss (earnings) from investments accounted for under the equity method, net	898	(1,190)	3,217
Other-than-temporary impairment of equity investment	—	—	18,869
Legal settlement	—	—	(12,500)
Costs associated with unused financing commitments	—	—	78,352
Other miscellaneous, net	(15,120)	(2,139)	(1,189)
Other (income) expense, net	$(17,023)	$(338)	$63,691

Foreign currency (gain) loss, net results from the remeasurement of the Company’s foreign currency denominated assets and liabilities. In 2017, other miscellaneous, net includes a $10.1 million gain resulting from the sale of Litha, as further described in Note 3. Discontinued Operations and Assets and Liabilities Held for Sale. During 2015, the Company recognized an other-than-temporary impairment of its Litha joint venture investment, totaling $18.9 million, reflecting the excess carrying amount of this investment over its estimated fair value. In addition, the Company incurred $78.4 million during 2015 related to unused commitment fees primarily associated with financing for the Par acquisition.